Cash and Marketable Securities (Schedule Of Proceeds From Sale Of Securities, Maturities Of Available-for-sale Securities And Gross Realized (Gains) Losses) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Cash and Marketable Securities [Abstract]
Proceeds from sale of securities	$ 17	$ 12	$ 42
Maturities of securities	$ 15	$ 36	7
Gross realized gains, pre-tax			4
Gross realized gains, net of tax			$ 2